boostrun

LISTED / NASDAQ : BRUN

INVESTOR PRESENTATION

Investor Update

AI Infrastructure Delivered in Minutes

JUNE 2, 2026

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding Boost Run, Inc.'s ("Boost Run" or the "Company") expected future financial performance, including projected annual recurring revenue, run rate revenue, contracted revenue backlog, net cash flow margins, and capital expenditure levels; anticipated data center expansion and capacity additions; expectations regarding customer pipeline and qualified pipeline conversion; and other statements that are not historical facts. Forward-looking statements are generally identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would," "on track," "guidance," and similar expressions, or the negative of such terms.

These forward-looking statements are based on management's current expectations and assumptions as of the date of this presentation and are subject to significant risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, but are not limited to: the Company's limited operating history and history of losses; the Company's ability to execute on its growth strategy, including the successful deployment of new data center capacity on projected timelines; the Company's dependence on a limited number of customers and the risk of customer concentration; the availability and pricing of GPU hardware, including NVIDIA products; the Company's ability to maintain its status as a preferred NVIDIA Cloud Partner; risks associated with rapid technological change in the AI and high-performance computing industries; the Company's ability to convert qualified pipeline into binding contracts and revenue; the Company's ability to secure and maintain adequate financing to fund capital expenditures; competition from hyperscale cloud providers and other GPU cloud infrastructure companies; risks related to cybersecurity, data privacy, and operational disruptions; changes in government regulation affecting AI infrastructure or data centers; and general economic and market conditions.

For a more complete discussion of risks and uncertainties, please refer to the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the "Risk Factors" section of the Company's most recent Quarterly Report on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), including Annual Recurring Revenue ("ARR"), Run Rate Revenue, Net Cash Flow Margin, and Total Contract Value to Capital Expenditure ratio ("TCV/CAPEX"). These non-GAAP financial measures are presented as supplemental measures of the Company's operating performance and are not intended as substitutes for, or superior to, financial measures calculated in accordance with GAAP. Management believes these non-GAAP measures provide useful information to investors by facilitating comparisons of operating performance across periods and with peer companies. However, these measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure is available in the Appendix A.

No Offer or Solicitation

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This presentation does not constitute investment, legal, tax, or other professional advice, and investors should not rely on the information contained herein in making any investment decision. Each investor should consult its own legal, financial, tax, and other advisors before making any investment decision with respect to the Company's securities.

Regulation FD and Additional Information

This presentation is being furnished to the SEC on Form 8-K pursuant to Item 7.01 (Regulation FD Disclosure) and is simultaneously being made available to the public on the Company's investor relations website. The information in this presentation shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Additional Information

All information in this presentation is as of the date hereof unless otherwise indicated. Certain information contained in this presentation has been sourced from prior Company presentations and SEC filings. Industry and market data cited in this presentation have been obtained from sources believed to be reliable; however, the Company makes no representation or warranty as to the accuracy or completeness of such information. Financial data labeled with an "E" suffix reflects Company estimates. Charts and graphics labeled "ILLUSTRATIVE" are not drawn to scale and are intended to convey directional information only.

Hyper Growth Delivered with Capital Discipline and Strong Free Cash Flow

FY 2026E ARR

$400M+

1233% YoY growth

RUN RATE REVENUE EXPANSION

~4x

2024A to 2025A

CAPITAL EXPENDITURES[1]

~$1.1B - $1.2B

Disciplined deployment

CURRENT DATA CENTERS

8

National footprint

FREE CASH FLOW MARGIN

15% - 20%

Sustainable economics (2026E)

TCV / CAPEX

1.2x – 1.4x

Strong capital efficiency

[1] Total capital expenditures for FY 2026E to support signed backlog

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors.

We provide GPU compute, managed Kubernetes orchestration, CPU nodes and shared storage through an intuitive management console and a robust API layer

Blue Chip Partnerships with Industry Leaders

- NVIDIA PREFERRED PARTNER
- DELL Technologies
- Lenovo
- CDW
- netris
- vCluster
- carahsoft

Partners

boostrun

Customers

- ✓ **Preferred NVIDIA Cloud Partner**
- ✓ **NVIDIA Exemplar Cloud Status (1 of 8 Providers)**

Diversified National Customer Footprint of the Fastest Growing AI Providers and Consumers

- baseten
- DRW
- fal
- Fireworks AI
- Fluidstack
- Higgsfield
- NEBIUS
- PRIME Intellect
- RunPod
- THINKING MACHINES

Boost Run delivers a sustainable and scalable business model that supports our full ecosystem of customers and partners

Veteran Builders of Infrastructure and Scalable Systems

Seasoned executive team bringing complementary expertise across engineering, finance, and strategic growth



Andrew Karos

FOUNDER & CEO

- Founder & CEO of Boost Run since 2023; leads enterprise-grade GPU cloud business for AI / HPC customers
- Former MD & Head of Electronic Trading at Galaxy Digital, executive committee member (2020 to 2023)
- Co-founder & CEO of Blue Fire Capital (acquired by Galaxy); operated across 6 countries and 13 data centers
- Proven track record deploying and monetizing billions in credit facilities, including a $1.44B infrastructure purchasing agreement with Dell

galaxy BLUEFIRE



Harry Georgakopoulos

CHIEF OPERATING OFFICER

- COO of Boost Run since April 2024, overseeing operations with experience in implementing AI data pipelines and reinforcement learning models
- Former MD at Galaxy Digital leading on chain activities; previously Head of Digital Assets at Blue Fire Capital
- Author of Quantitative Trading with R (Palgrave Macmillan, 2015); MS Financial Mathematics, University of Chicago

galaxy BLUEFIRE



Erik Guckel

CHIEF FINANCIAL OFFICER

- Closed $2B+ in corporate transactions, managed a $3B debt portfolio, and secured funding for first of a kind facility construction
- Specialist in FP&A, M&A, structured finance, debt capital markets, and strategic partnerships across the Americas, Europe, and Asia
- MBA in Finance from University of Chicago; PhD in Chemical Engineering from University of Illinois at Urbana Champaign

Honeywell INEOS



Daniel Gormley-Rahn

CHIEF TECHNOLOGY OFFICER

- Manages secure and scalable deployment of thousands of GPUs across data centers for HPC AI/ML workloads
- Drives network architecture, security implementation, and resource optimization for operational efficiency
- Mission critical systems background; Army Commendation Medal for maintaining complex communications equipment

Own U.S. ARMY



Karim Ali

CHIEF INFORMATION OFFICER

- Nearly 20 years of infrastructure and engineering leadership across performance sensitive environments
- Built ultra low latency trading networks across four continents (microwave, millimeter wave, global fiber)
- Led FedRAMP certification and containerized migration at a major SaaS security product; former CTO and Head of Infrastructure

galaxy BLUEFIRE

NATIONAL FOOTPRINT

Scaled National Platform Positioned for Continued Geographic Expansion

U.S. PLATFORM MAP



Seattle, WA
Eagan, MN
Rock Island, IL
Raleigh, NC
Richardson, TX
Charlotte, NC
Fort Worth, TX
Marietta, GA
1
2
3
4
5
6
7
8

Online Today

Under Contract

SITE DETAIL

#	LOCATION	ONLINE	MW	GPU*
1	Seattle, WA	Online		B300
2	Eagan, MN	Online		B300
3	Rock Island, IL	Q3 2026		B300
4	Fort Worth, TX	Online		H200
5	Richardson, TX	Online		various
6	Marietta, GA	Q3 2026		B300
7	Charlotte, NC	Online		B300
8	Raleigh, NC	Online		B200
	Locked Capacity		**33**	
	(+) Under LOI		**125**	
	Total In-Control + LOI		**158**	

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors

COMMERCIAL MOMENTUM

Unprecedented Momentum: Robust Backlog and Exponential Recurring Revenue

CONTRACTED REVENUE BACKLOG[1,2]

On track to triple again by year end 2026



~4x
$1,415M
~3x
$360M
$120M
Dec 2025A
30-Apr-26
Dec 2026E

ANNUAL RECURRING REVENUE

ARR has tripled year to date



~4x
$400M+
~3x
$96M
$30M
Dec 2025A
30-Apr-26
Dec 2026E

ARR and contracted revenue have tripled year to date and are on track to triple again by year end 2026

[1] Source: May 2026 Press Release. Represents long-term contracted revenue (total contract value) with average contract duration of approximately 3 years.

[2] $1,450M contracted revenue backlog is achieved as of 6/1/26. The company anticipates additional signed agreements will be added to the December total between 6/1/26 and 12/31/26.

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors

Firm FY 2026 Revenue Base Anchored by Contracted Backlog and Deep Qualified Pipeline[1]

REVENUE LAYERS ($M, ILLUSTRATIVE)


1400
1200
1000
800
600
400
200
0
Contracted In Production
Contracted Scheduled FY 2026E
Qualified Pipeline 1
Total Addressable 2

[1] Qualified Pipeline includes signed LOI's and prospective contracts for which customers have been identified and projects outlined on an annualized basis assuming 3 yr durations.

[2] Total Addressable includes projected 2026 FY revenues, established backlog and qualified pipeline.

KEY INSIGHTS

- Historically high conversion rates with industry leading customers
- Qualified Pipeline adds significant revenue upside with high probability
- Already established LOIs provide diversification and potential expansion in new and existing accounts

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors

Strategic Framework Designed for Disciplined Growth and High Returns

OUR PRACTICES		OUTCOMES WE DELIVER
Significant upfront cash plus ongoing recurring revenue Contract structure includes a meaningful upfront cash component combined with a long-term (~3yr) recurring revenue stream	›	**Improves returns and free cash flow** Strengthens returns profile and cash flow durability
Duration matched with customer and GPU contracts We contract match our duration risk with customer commitments and underlying GPU contract terms	›	**Industry leading technology refresh and pricing power** Maintains market leadership through proactive upgrades and strong pricing leverage
Disciplined capital deployment Capital deployed in close coordination with customer commitments; related leases are fully amortized in 30 to 36 months	›	**Financial optimization and stability** Contractual revenue streams create a durable and predictable financial profile
Trusted relationships, high ethical standards Long-term partner of choice driven by consistent execution, transparency, and alignment of incentives across stakeholders	›	**Repeat customers and diversified expansion** Our established partners and customers continue to want to do more business with us

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors

Reconciliation of Operating Metrics to GAAP Measures

OPERATING METRIC	DISCLOSED VALUE	GAAP ANCHOR (ASC REF.)	RECONCILING BRIDGE
ARR	$400M+	**Revenue** (ASC 606) + **Remaining Performance Obligations** (ASC 606-10-50-13)	Annualized recurring run-rate of active contracts at period end. Bridges to GAAP via committed RPO; excludes one-time fees, usage overages, and non-recurring services included in recognized revenue.
Free Cash Flow Margin	15% - 20%+	**Free Cash Flow** (÷) Revenue **Statement of Cash Flows** (ASC 230)	Operating cash flow less maintenance capex, divided by GAAP revenue. Reconciles from net income via D&A, working-capital changes, and SBC add-backs; excludes growth capex financed under ASC 842 leases.
TCV	~$1,415M	**Remaining Performance Obligations** (ASC 606-10-50-13) + executed LOIs	Total contract value of signed agreements (~3-yr avg duration). GAAP RPO captures enforceable, non-cancellable obligations; TCV additionally includes renewal options and LOI volume not yet a performance obligation.
TCV / Capex	1.2x – 1.4x	**RPO ÷ PP&E additions** (ASC 360 / cash flow investing activities)	Ratio of contracted revenue (TCV) to FY2026 capital expenditures supporting that backlog. Capex per investing-activities outflows plus ROU assets capitalized under ASC 842 finance leases.

Operating metrics (ARR, Net Cash Flow Margin, TCV, TCV/Capex) are non-GAAP measures management uses to evaluate performance and are not substitutes for GAAP results. Definitions may differ from similarly titled measures used by other companies. GAAP anchors reflect amounts reported, or to be reported, in the Company's SEC filings; figures are illustrative and unaudited.